Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Thomas Willis, certify that:

1.
The Annual Report of Great Spirits, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2010 (the “Report”), as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:           September 28, 2010

/s/ Thomas Willis
Thomas Willis
Chief Financial Officer of
Great Spirits, Inc.

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Great Spirits, Inc. and will be retained by Great Spirits, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.